Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt

16 Debt

Short-term debt

	2014	2013

Short-term bank borrowings	8	24
Current portion of long-term debt	12	16

Total	20	40

At December 31, 2014, short-term bank borrowings of $8 million (2013: $24 million) consisted of a local bank borrowing by our Chinese subsidiary. The applicable weighted average interest rate during 2014 was 2.3% (2013: 3.5%).

Long-term debt

	Range of interest rates	Average rate of interest	Amount outstanding 2014	Due in 2015	Due after 2015	Due after 2019	Average remaining term (in years)	Amount outstanding December 31, 2013

USD notes	2.8%-5.8%	4.2%	3,039	8	3,031	1,375	4.4	3,133
2019 Cash Convertible Senior Notes	1.0%-1.0%	1.0%	945	—	945	—	4.9	—
Revolving Credit Facility (1)	—	—	—	—	—	—	—	150
Bank borrowings	2.0%-2.0%	2.0%	3	3	—	—	0.3	4
Liabilities arising from capital lease transactions	2.6%-13.8%	5.9%	4	1	3	—	1.8	10

		3.3%	3,991	12	3,979	1,375	4.6	3,297

(1)	We do not have any borrowings under the €620 million Revolving Credit Facility as of December 31, 2014.

The following amounts of long-term debt at book value as of December 31, 2014 are due in the next 5 years:

2015	12
2016	510
2017	392
2018	754
2019	948
Due after 5 years	1,375

3,991

As of December 31, 2014, the fixed rate notes and floating rate notes represented 81% and 19% respectively of the total principal amount of the notes outstanding at December 31, 2014. The remaining tenor of secured debt is on average 3.6 years.

Accrued interest as of December 31, 2014 is $28 million (December 31, 2013: $27 million).

Debt exchange and repurchase

At December 31, 2014 long-term debt increased to $3,979 million from $3,281 million at December 31, 2013. In 2014, the book value of our long-term debt increased by $698 million to $3,979 million, mainly due to the issuance of the Cash Convertible Notes due 2019 offset by repayments of the Revolving Credit Facility. Extinguishment of debt in 2014 amounted to a loss of $3 million compared to a loss of $114 million in 2013.

2014 Financing Activities

2017 Term Loan

On February 18, 2014, NXP entered into a new $400 million aggregate principal amount Senior Secured Term Loan Facility due March 4, 2017. Concurrently, NXP called the $486 million principal amount Senior Secured Term Loan Facility due March 4, 2017. A $100 million draw-down under our existing Revolving Credit Facility and approximately $5 million of cash on hand were used to settle the combined transactions, as well as pay the related call premium of $5 million and accrued interest of $4 million.

2019 Cash Convertible Senior Notes

In November 2014, NXP issued $1,150 million principal amount of its 2019 Cash Convertible Senior Notes (the “Notes”). The 2019 Cash Convertible Senior Notes have a stated interest rate of 1.00%, matures on December 1, 2019 and may be settled only in cash. The indenture for the 2019 Cash Convertible Senior Notes does not contain any financial covenants. Contractual interest payable on the 2019 Cash Convertible Senior Notes began accruing in December 2014 and is payable semi-annually each December 1st and June 1st. The initial purchasers’ transaction fees and expenses totaling $16 million were capitalized as deferred financing costs and are amortized over the term of the 2019 Cash Convertible Senior Notes using the effective interest method.

Prior to September 1, 2019, holders may convert their 2019 Cash Convertible Senior Notes into cash upon the occurrence of one of the following events:

•	the price of NXP’s common stock reaches $102.84 during certain periods of time specified in the 2019 Cash Convertible Senior Notes;

•	specified corporate transactions occur; or

•	the trading price of the 2019 Cash Convertible Senior Notes falls below 98% of the product of (i) the last reported sales price of NXP’s common stock and (ii) the conversion rate on the date.

On or after September 1, 2019, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their 2019 Cash Convertible Senior Notes into cash at any time, regardless of the foregoing circumstances. NXP may not redeem the 2019 Cash Convertible Senior Notes prior to maturity.

The initial cash conversion rate for the 2019 Cash Convertible Senior Notes is 9.7236 shares of NXP’s common stock per $1,000 principal amount of 2019 Cash Convertible Senior Notes, equivalent to a cash conversion price of approximately $102.84 per share of NXP’s common stock, with the amount due on conversion payable in cash. Upon cash conversion, a holder will receive the sum of the daily settlement amounts, calculated on a proportionate basis for each day, during a specified observation period following the cash conversion date.

If a “fundamental change” (as defined below in this section) occurs at any time, holders will have the right, at their option, to require us to repurchase for cash all of their 2019 Cash Convertible Senior Notes, or any portion of the principal thereof that is equal to $1,000 or a multiple of $1,000 (provided that the portion of any global note or certified note, as applicable, not tendered for repurchase has a principal amount of at least $200,000, on the fundamental change repurchase date. A fundamental change is any transaction or event (whether by means of an exchange offer, change of common stock, liquidation, consolidation, merger, reclassification, recapitalization or otherwise) in which more than 50% of NXP’s common stock is exchanged for, converted into, acquired for or constitutes solely the right to receive, consideration. A transaction or transactions described above will not constitute a fundamental change, however, if at least 90% of the consideration received or to be received by our common shareholders, excluding cash payments for fractional shares, in connection with such transaction or transactions consists of shares of common equity that are listed or quoted on any permitted exchange or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions such consideration becomes the reference property for the 2019 Cash Convertible Senior Notes.

As of December 31, 2014, none of the conditions allowing the holders of the 2019 Cash Convertible Senior Notes to convert the 2019 Cash Convertible Senior Notes into cash had been met.

The cash conversion feature of the 2019 Cash Convertible Senior Notes, or the Notes Embedded Conversion Derivative, requires bifurcation from the 2019 Cash Convertible Senior Notes. The Notes Embedded Conversion Derivative is accounted for as a derivative liability, which is included in Other non-current liabilities in NXP’s Consolidated Balance Sheet. The fair value of the Notes Embedded Conversion Derivative at the time of issuance of the 2019 Cash Convertible Senior Notes was $208 million, and was recorded as the original debt discount for purposes of accounting for the debt component of the Notes. This discount is recognized as interest expense using the effective interest method over the term of the 2019 Cash Convertible Senior Notes. As of December 31, 2014, the estimated fair value of the Notes Embedded Conversion Derivative was $203 million.

Concurrently with the pricing of the 2019 Cash Convertible Senior Notes, NXP entered into hedge transactions, or the Notes Hedges, with various parties whereby NXP has the option to receive the cash amount that may be due to the Notes holders at maturity in excess of the $1,150 million principal amount of the notes, subject to certain conversion rate adjustments in the Notes Indenture. These options expire on December 1, 2019, and must be settled in cash. The aggregate cost of the Notes Hedges was $208 million. The Notes Hedges are accounted for as derivative assets, and are included in Other assets in NXP’s Consolidated Balance Sheet. As of December 31, 2014, the estimated fair value of the Notes Hedges was $203 million.

The Notes Embedded Conversion Derivative and the Notes Hedges are adjusted to fair value each reported period and unrealized gains and losses are reflected in NXP’s Consolidated Statements of Operations. Because the fair values of the Notes Embedded Conversion Derivative and the Notes Hedges are designed to have similar offsetting values, there was no impact to NXP’s Consolidated Statements of Operations relating to these adjustments to fair value during fiscal 2014.

In separate transactions, NXP also sold warrants, to various parties for the purchase of up to approximately 11.18 million shares of NXP’s common stock at a price of $133.32 per share in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended, or the Securities Act. The Warrants expire on various dates from March 2, 2012, through April 30, 2020, and will be net share settled. NXP received $134 million in cash proceeds from the sale of the Warrants, which has been recorded in Other non-current liabilities. Changes in the fair value of the Warrants will be recognized in NXP’s Consolidated Financial Statements. As of December 31, 2014 the estimated fair value of the Warrants was $136 million. The Warrants are included in diluted earnings per share to the extent the impact is dilutive. As of December 31, 2014, the Warrants were not dilutive.

The principal amount, unamortized debt discount and net carrying amount of the liability component of the 2019 Cash Convertible Senior Notes as of December 31, 2014 was as follows:

(in millions)	As of December 31, 2014

Principal amount of Cash Convertible Senior Notes	1,150
Unamortized debt discount of Cash Convertible Senior Notes	205

Net liability of Cash Convertible Senior Notes	945

The effective interest rate, contractual interest expense and amortization of debt discount for the Convertible Notes for fiscal 2014 were as follows:

(in millions, except percentage)	2014

Effective interest rate	5.14%
Contractual interest expense	$1
Amortization of debt discount	$3

As of December 31, 2014, the if-converted value of the 2019 Cash Convertible Senior Notes exceeded the principal amount of the Notes. The total fair value of the 2019 Cash Convertible Senior Notes was $1,176 million.

U.S. dollar-denominated notes

The following table summarizes the outstanding notes as of December 31, 2014:

	Principal amount	Fixed/ floating	Interest rate	Current coupon rate	Maturity date

Term Loan	396	Floating	LIBOR plus 2% with a floor of 0.75%	2.75%	2017
Term Loan	395	Floating	LIBOR plus 2.50% with a floor of 0.75%	3.25%	2020
Senior Unsecured Notes	500	Fixed	3.5%	3.5%	2016
Senior Unsecured Notes	750	Fixed	3.75%	3.75%	2018
Senior Unsecured Notes	500	Fixed	5.75%	5.75%	2021
Senior Unsecured Notes	500	Fixed	5.75%	5.75%	2023
Cash Convertible Notes	1,150	Fixed	1%	1%	2019
Revolving Credit Facility		Floating			2017

Certain terms and Covenants of the U.S. dollar-denominated notes

The Company is not required to make mandatory redemption payments or sinking fund payments with respect to the notes. With respect to the Term Loans, the Company is required to repay $8 million annually.

The indentures governing the notes contain covenants that, among other things, limit the Company’s ability and that of restricted subsidiaries to incur additional indebtedness, create liens, pay dividends, redeem capital stock or make certain other restricted payments or investments; enter into agreements that restrict dividends from restricted subsidiaries; sell assets, including capital stock of restricted subsidiaries; engage in transactions with affiliates; and effect a consolidation or merger.

Certain portions of long-term and short-term debt as of December 31, 2014 in the principal amount of $791 million (2013: $1,033 million) have been secured by collateral on substantially all of the Company’s assets and of certain of its subsidiaries.

Each series of the senior unsecured notes are fully and unconditionally guaranteed jointly and severally, on a senior basis by certain of the Company’s current and future material wholly owned subsidiaries (“Guarantors”).

Pursuant to various security documents related to the above mentioned term loans and the $754 million (denominated €620 million) committed revolving credit facility, the Company and each Guarantor has granted first priority liens and security interests in, amongst others, the following, subject to the grant of further permitted collateral liens:

(a)	all present and future shares of capital stock of (or other ownership or profit interests in) each of its present and future direct subsidiaries, other than SMST Unterstützungskasse GmbH, and material joint venture entities;

(b)	all present and future intercompany debt of the Company and each Guarantor;

(c)	all of the present and future property and assets, real and personal, of the Company, and each Guarantor, including, but not limited to, machinery and equipment, inventory and other goods, accounts receivable, owned real estate, leaseholds, fixtures, general intangibles, license rights, patents, trademarks, trade names, copyrights, chattel paper, insurance proceeds, contract rights, hedge agreements, documents, instruments, indemnification rights, tax refunds, but excluding cash and bank accounts; and

(d)	all proceeds and products of the property and assets described above.

Notwithstanding the foregoing, certain assets may not be pledged (or the liens not perfected) in accordance with agreed security principles, including:

•	if the cost of providing security is not proportionate to the benefit accruing to the holders; and

•	if providing such security requires consent of a third party and such consent cannot be obtained after the use of commercially reasonable efforts; and

•	if providing such security would be prohibited by applicable law, general statutory limitations, financial assistance, corporate benefit, fraudulent preference, “thin capitalization” rules or similar matters or providing security would be outside the applicable pledgor’s capacity or conflict with fiduciary duties of directors or cause material risk of personal or criminal liability after using commercially reasonable efforts to overcome such obstacles; and

•	if providing such security would have a material adverse effect (as reasonably determined in good faith by such subsidiary) on the ability of such subsidiary to conduct its operations and business in the ordinary course as otherwise permitted by the indenture; and

•	if providing such security or perfecting liens thereon would require giving notice (i) in the case of receivables security, to customers or (ii) in the case of bank accounts, to the banks with whom the accounts are maintained. Such notice will only be provided after the secured notes are accelerated.

Subject to agreed security principles, if material property is acquired by the Company or a Guarantor that is not automatically subject to a perfected security interest under the security documents, then the Company or relevant Guarantor will within 60 days provide security over this property and deliver certain certificates and opinions in respect thereof as specified in the indenture governing the notes.